Bombardier Credit Receivables Corporation
Bombardier Capital Inc. as Servicer
DISTRIBUTION DATE STATEMENT  Series 1994-1
Distribution Date:	35506

1. Amount of principal paid or distributed:
  (a) Class A Certificates:		62750000
	166.6666667	"per $1,000 original"
		principal amount of Class A
		Certificates
  (b) Class B Certificates:		0
	0	"per $1,000 original"
		principal amount of Class B
		Certificates
"2, Floating Allocation Percentage for such
Collection Period (Non-Principal Collection):"		0.175540263
"2a, Floating Allocation Percentage for such
 Collection Period (Principal Collection):"		0.471249027
"3, Principal Allocation Percentage for such
 Collection Period:"		0.471249027
4. Amount of interest paid or distributed:
  (a) Class A Certificates:		265314.8438
	4.228125	"per $1,000 original"
		principal amount of Class A
		Certificates
  (b) Class B Certificates:		101833.3333
	4.333333333	"per $1,000 original"
		principal amount of Class B
		Certificates

5. Investor Default Amount for such Distribution Date:		-8323.23

"6. Required Subordination Draw Amount, if any,"
    for the preceding Collection Period (or for such Distribution Date):		0
7. Amount of:
  (a) Investor Charge-Offs for the preceding Collection Period:		0
  (b) Reimbursements of Investor Charge-Offs for the 		0
               preceding Collection Period:
8.  Amount of Class A Carryover Amount being paid or distributed
              (if any) and amount remaining (if any):
  (a)  Distributed:		0
	0	"per $1,000 original"
		principal amount of Class A
		Certificates
  (b)  Balance:		0
	0	"per $1,000 original"
		principal amount of Class A
		Certificates
9.  Amount of Class B Carryover Amount being paid or distributed
              (if any) and amount remaining (if any):
  (a)  Distributed:		0
	0	"per $1,000 original"
		principal amount of Class B
		Certificates
  (b)  Balance:		0
	0	"per $1,000 original"
		principal amount of Class B
		Certificates

10. Pool Balance at end of related Collection Period		880475647.5
11.  After giving affect to distributions on this Distribution Date:
  (a) Outstanding principal amount of Class A Certificates:		0
  (b) Outstanding principal amount of Class B Certificates:		23500000
  (c) Certificate Balance:		23500000
  (d) Pool Factor for Class A Certificates:		0
  (e) Pool Factor for Class B Certificates:		1
12. Applicable Interest Rate:
  (a) In general:
       (1)  LIBOR for the period from the previous
Distribution Date to this Distribution Date:		0.054375
       (2)  Net Receivables Rate 		0.096502609
  (b) Class A Rate:		0.056375
  (c) Class B Rate:		0.052
13.  (a) Amount of Monthly Servicing Fee for the
preceding Collection Period
		248333.33
	1.67	"per $1,000 original"
	principal amount of Certificates
  (b) Excess Servicing Fee being distributed and remaining balance (if any):
      (1) Distributed:		-408677.9226
	8.79	"per $1,000 original"
	principal amount of Certificates
      (2) Balance:		0
	0	"per $1,000 original"
	principal amount of Certificates
14.  Invested Amount on this Distribution Date
(after giving effect to all distributions
       which will occur on such Distribution Date):		23500000
15.  The Available Subordinated Amount
             On the immediately preceding Distribution Date:		32758521.83
             On this Distribution Date:		32758521.83
16.  The Incremental Subordinated Amount on the immediately
preceding Determination Date
		0
17.  The Reserve Fund Balance for this Distribution Date:		176250

18.  The Excess Funding Account Balance for this Distribution Date:		0

19.  Amount in the Excess Funding Account at the
beginning of an Early Amortization
      Period or Initial Amortization Period to be distributed as a payment of principal in respect to:
  (a) Class A Certificates:
  (b) Class B Certificates (only if Class A Certificates
 have been paid in full):
20. The Collection Account balance with respect to
this Distribution Date:		92746290.8

21.  An Early Amortization Event has occurred:		No

22.  The Servicer has elected not to extend
the Initial Principal Payment Date:		No
23. The ratio (expressed as a percentage) of (x) the average for each month of the net losses on the Receivables in the Pool during any 3 consecutive calendar months to (y) the average of the month-end Pool Balances for
such three-month period is:		0.000476738

24. Three-Month Payment Rate for the three (3) consecutive Collection Periods included in the period from Novemeber 1997 to January 1997
     Three month Payment Rate:
     December:		0.170265541
     January:		0.133934124
     February 		0.164836933
     Three month Average Payment Rate:		0.156345533
A Three-Month Payment Rate Trigger has occurred:		No

25. Portfolio Yield :		0.116502609

26. Inventory Aging as of the end of the Collection Period:
                           0-120 days		0.5759
                          120-180 days		0.1712
                          180-270 days		0.1167
                          Over 270		0.1362

27. Optional removal of Receivables aged greater than 450 days		0
28. Eligible Investments on deposit in the Excess
Funding Account and amounts on deposit
in the Excess Funding Accounts for all other
Series on the Distribution Date as a percentage
of the assets of the Trust:		0
     Has an asset composition Event Occurred:		No

29. Cumulative amount of 491 Day Aged Receivables made
 Ineligible during Collection Period:		7634977.44
      Cumulative amount of 491 Day Aged Receivables made
Ineligible from Closing Date to
"          current Collection Period (pre June 1, 1998) or
during current Origination Period "
"          (post May 31, 1998):"
      Put Limit:		80908551.64
      Has an Early Amortization Event Occurred:		No

30. Principal Amount of Receivables subject to a Participation Interest
at end of Collection Period:		0
31. Product Line Breakdown
         Bombardier:		0.4622
         Marine:		0.3061
         Recreational Vehicles:		0.0546
         CEA:		0.0437
         Manufactured Housing:		0.1109
         Other:		0.0225
                 Total:		1
32. Overconcentration Amounts:
      Designated Manufacturer Concentration:
      Concentration:		0
      Industry Overconcentrations:		0
      Dealer Overconcentrations:		20445365.81
      Manufacturer Overconcentrations:		0
                 Total Overconcentration Amounts:		20445365.81
33. Total Investor Default Amount allocable
to 1994-1 for Collection Period:		-8323.23
34. Total Investor Default Amount at end of
Collection Period relating to non payment
of at least $150 of interest due more than 90 days:
35. Amount of Receivable purchased by the
trust at a discount during Collection Period:		0
36. Has an automatic Addition of Accounts Occurred:		No
37. Pool data on Receivables added as Automatic Account Additions		None
Prepared by:   James Dolan
Director of Treasury